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                                                              Exhibit 10(o)
                              FIRST AMENDMENT TO
                           SOTHEBY'S HOLDINGS, INC.
                            1997 STOCK OPTION PLAN


     THIS FIRST AMENDMENT to the Sotheby's Holdings, Inc. 1997 Stock Option Plan ("First Amendment"), dated the 30th day of September, 1997, is adopted by Sotheby's Holdings, Inc. (the "Corporation").

                                   RECITALS:

     A. The Sotheby's Holdings, Inc. 1997 Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Corporation on April 30, 1996 and approved by the shareholders of the Corporation at the Corporation's 1996 Annual Meeting of Shareholders on June 19, 1996.

     B. Pursuant to Section 8.1 of the Plan, the Corporation has the authority to amend the Plan. The Corporation desires to and does hereby amend the Plan, as hereinafter set forth to clarify certain Plan provisions applicable to employees in the United Kingdom for the purpose of obtaining UK Inland Revenue approval of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 6.2 of the Plan is hereby amended in its entirety to read as follows:


           6.2 OPTION GRANTS TO UK EMPLOYEES. Any Options granted under the Plan to an Employee who is a resident of the United Kingdom on the Date of Grant of such Option shall be granted by the Committee first under the UK Sub-Plan (Article 12) to the extent such grant will take effect under Section 12.3 of the UK Sub-Plan. Any portion of an Option granted to a UK resident which does not take effect under the UK Sub-Plan as a result of the limitations provided in Section 12.3 thereof, shall be granted as a separate option under the Plan, subject only to the provisions of Article 1 through 11 of the Plan and not subject to Article 12.

     2. Section 7.17 of the Plan is hereby amended in its entirety to read as follows:

           7.17 RESTRICTIONS ON OWNERSHIP OF CLASS B COMMON STOCK; INCORPORATION BY REFERENCE OF ARTICLES OF INCORPORATION. Ownership of Class B Common Stock is subject to all of the restrictions contained in the Articles of Incorporation, including the automatic conversion of Class B Common Stock to Class A Common Stock. The relevant provisions of the Articles of Incorporation are hereby incorporated by reference.


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     3.    Section 12.7 of the Plan is hereby amended in its entirety to read as follows:

     12.7  MODIFICATION OF OPTIONS. No modification (as referred to in
     Section 6.3 of the Plan) or adjustment (as referred to in Section 8.3(c), (d) or (e) of the Plan) may be made to Options granted under the UK Sub-Plan without the prior consent of the Board of the UK Inland Revenue. Any adjustment (as referred to in Section 8.3(c), (d) or (e) of the Plan) which affects Options granted under the UK Sub-Plan may only be made following a variation of the share capital of the Corporation. Notwithstanding the provisions of Section 6.3 of the Plan, no Option granted under the UK Sub-Plan may be cancelled or surrendered in consideration of the grant of any new Options.

     4. Section 12.8 of the Plan is amended in its entirety to read as follows:

     12.8  AMENDMENTS. No revision or amendment (as referred to in Section
     8.1 of the Plan) to the UK Sub-Plan shall have effect unless approved by the Board of the UK Inland Revenue.

     5. Section 12.12 of the Plan is amended in its entirety to read as follows:

     12.12 NO ACCELERATION OF VESTING. The Committee shall not exercise its discretion under Section 7.6 of the Plan to accelerate the vesting of any Option granted under the UK Sub-Plan.

     6.    New Sections 12.13 and 12.14 are added and shall read as follows:

     12.13 EXERCISE PRICE TO BE PAID IN CASH. The provisions of Section 7.13(ii), (iii) and (iv) shall not apply to any Option granted under the U.K. Sub-Plan.

     12.14 NO SURRENDER IN EXCHANGE FOR CASH. Notwithstanding the provisions of Section 7.15, no Option granted under the UK Sub-Plan shall be capable of surrender in exchange for cash.

     7. This Amendment shall be submitted to the U.K. Inland Revenue for approval and shall be effective as of December 12, 1997 (the date on
                                           -----------------
     which the Amendment is approved by the U.K. Inland Revenue).

     IN WITNESS WHEREOF, this Amendment is hereby executed as of the day and year first above written.



                                           SOTHEBY'S HOLDINGS, INC.



                                           By:           Signature
                                                -----------------------------



                                           Its:             CEO
                                                -----------------------------


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